AC ONE China Fund

Institutional Class - ACOIX

Supplement dated May 8, 2020 to:
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated October 28, 2019
______________________________________________________________________________________________________

Based upon a recommendation by AC ONE Asset Management, LLC (the “Adviser”), the Board of Trustees (the “Board”) of the Trust has approved a plan of liquidation for the AC ONE China Fund (the “Fund”) as a series of the Trust, pursuant to which the Fund will be liquidated on or around June 15, 2020 (the “Liquidation” or the “Liquidation Date”).  The Adviser has determined that the Fund has limited prospects for meaningful growth. As a result, the Adviser and the Board believe that the Liquidation of the Fund is in the best interests of shareholders.

In anticipation of the Liquidation, effective as of the close of trading on the New York Stock Exchange (“close of business”) on May 15, 2020, the Fund is closed to new investments.  In addition, effective immediately, the Adviser may begin an orderly transition of the Fund’s portfolio securities to cash and cash equivalents and the Fund will cease investing its assets in accordance with its investment objective and policies.

Shareholders may voluntarily redeem shares of the Fund, as described in the Fund’s Prospectus, before the Liquidation Date. Shareholders remaining in the Fund just prior to the Liquidation Date may bear increased transaction fees in connection with the disposition of the Fund’s portfolio holdings. If the Fund has not received your redemption request or other instruction by the close of business on June 15, 2020, your shares will be automatically redeemed on the Liquidation Date. Shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares, less any required withholding. For shareholders that hold their shares in a taxable account, the redemption of Fund shares will generally be treated as any other redemption of shares (i.e., a sale that may result in a gain or loss for federal income tax purposes).

If you take no action prior to June 15, 2020, your shares will be automatically redeemed on the Liquidation Date. Shareholders that would have been required to pay a redemption fee to the Fund will no longer be required to pay that fee.

If you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at (888) 964-0788 prior to June 15, 2020 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on the Liquidation Date.

Thank you for your investment. If you have any questions, please call the Fund toll-free at (888) 964-0788.

This supplement should be retained with your Summary Prospectus, Prospectus and SAI for future reference.